                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of F&M Bancorp ("Bancorp") will be held at the Corporate Headquarters, 110 Thomas Johnson Drive, Frederick, Maryland, on April 20, 1999, at 10:00 a.m., for the following purposes:

    (1) To elect five directors of Bancorp;

    (2) To consider and act upon the proposed F&M Bancorp 1999 Employee Stock Option Plan;

    (3) To consider and act upon the proposed F&M Bancorp 1999 Stock Option Plan for Non-Employee Directors; and

    (4) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

    Stockholders of Bancorp of record on February 12, 1999 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Gordon M. Cooley

                                          Secretary

Frederick, Maryland

March 22, 1999

                       IMPORTANT--YOUR PROXY IS ENCLOSED

    EVEN THOUGH YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME PRIOR TO ITS USE.

                                PROXY STATEMENT

                                  INTRODUCTION

    This Proxy Statement is furnished to stockholders of F&M Bancorp ("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of Directors to be used at the 1999 annual meeting of stockholders (the "1999 Annual Meeting") described in the accompanying notice and at any adjournments thereof. The purpose of the meeting is to elect five directors of Bancorp, whose terms expire at the 1999 Annual Meeting, to consider and act upon the proposed F&M Bancorp 1999 Employee Stock Option Plan, to consider and act upon the proposed F&M Bancorp 1999 Stock Option Plan for Non-Employee Directors, and to transact such other business as may properly come before the meeting, or any adjournments thereof. The Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about March 22, 1999.

    The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on February 12, 1999. At that date there were outstanding and entitled to vote 8,705,867 shares of common stock, par value $5.00 per share, of Bancorp (the "Common Stock").

    The accompanying proxy is solicited by the Board of Directors of Bancorp. The Board of Directors has selected Faye E. Cannon, David R. Stauffer, and Alice
E. Stonebreaker, or any two of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not he has previously given a proxy.

    In the election of directors, each share is entitled to one vote for each director to be elected; cumulative voting is not permitted. For all other matters each share is entitled to one vote.

    The cost of solicitation of proxies and preparation of proxy materials will be borne by Bancorp. Bancorp does not expect to compensate anyone for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for expenses they incur in sending proxy materials to principals and in obtaining proxies. In addition to solicitation of proxies by mail, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of Bancorp, Farmers & Mechanics National Bank (the "Bank"), or Home Federal Savings Bank (the "Savings Bank") without additional compensation to them.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth alphabetically, as of February 12, 1999, the amount of the Company's Common Stock beneficially owned by each of its directors and nominees, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, based upon information obtained from such persons:

                                                                  TOTAL SHARES
                                                                  BENEFICIALLY       PERCENT
NAME OF INDIVIDUAL                                                    OWNED         OF CLASS
--------------------------------------------------------------  -----------------  -----------
R. Carl Benna.................................................         10,997           *
Howard B. Bowen...............................................          9,204(1)        *
John D. Brunk.................................................         16,529(2)        *
Beverly B. Byron..............................................          1,081           *
Faye E. Cannon................................................         21,198(3)        *
Martha E. Church..............................................          1,667           *
Albert H. Cohen...............................................         85,777(4)        *
Maurice A. Gladhill...........................................         52,562(5)        *
Eric E. Glass.................................................        155,165(6)          1.8
Charles W. Hoff, III..........................................         18,216(7)        *
Donald R. Hull................................................         73,099(8)        *
James K. Kluttz...............................................            950(9)        *
Richard W. Phoebus, Sr........................................         18,071(10)       *
David L. Spilman..............................................          1,071(11)       *
David R. Stauffer.............................................         17,669(12)       *
H. Deets Warfield, Jr.........................................         11,777(13)       *
Thomas R. Winkler.............................................          1,263           *
All Executive Officers and Directors as a group
  (19 persons)................................................        594,538(14) 15)        6.8

------------------------

*   Indicates holdings of less than one percent

(1) Includes 970 shares in the form of options exercisable by Mr. Bowen within 60 days.

(2) Includes 11,502 shares owned by family members and as to which Mr. Brunk has voting and disposition powers.

(3) Includes 5,318 shares owned jointly with family members and as to which Ms. Cannon has joint voting and disposition powers and 15,825 shares in the form of options exercisable by Ms. Cannon within 60 days.

(4) Includes 21,560 shares owned by family members and as to which Mr. Cohen has voting and disposition powers.

(5) Includes 31,188 shares owned by family members and as to which Mr. Gladhill has voting and disposition powers and 4,956 shares owned by a limited partnership as to which Mr. Gladhill has voting and disposition powers.

(6) Includes 2,938 shares owned by family members and as to which Mr. Glass has voting and disposition powers, 6,995 shares owed by a trust and as to which Mr. Glass has voting and disposition powers, and 6,880 shares in the form of options exercisable by Mr. Glass within 60 days.

(7) Includes 2,428 shares owned by family members and as to which Mr. Hoff has voting and disposition powers and 4,448 shares in the form of options exercisable by Mr. Hoff within 60 days.

(8) Includes 138 shares owned by family members and as to which Mr. Hull has voting and disposition powers and 6,880 shares in the form of options exercisable by Mr. Hull within 60 days.

(9) Includes 320 shares owned jointly with family members and as to which Mr. Kluttz has voting and disposition powers.

(10) Includes 607 shares owned by family members and as to which Mr. Phoebus has disposition and voting powers, and 7,225 shares in the form of options exercisable by Mr. Phoebus within 60 days.

(11) Includes 367 shares in the form of options exercisable by Mr. Spilman within 60 days.

(12) Includes 15,398 shares in the form of options exercisable by Mr. Stauffer within 60 days.

(13) Includes 3,348 shares owned by family members and as to which Mr. H. Warfield has voting and disposition powers.

(14) Includes 57,993 shares in the form of options exercisable within 60 days.

(15) Includes 36,962 shares beneficially owned by Director Charles A. Nicodemus (15,409 of which are owned by a mutual corporation of which Mr. Nicodemus is Chairman of the Board of Directors and as to which Mr. Nicodemus has shared voting and disposition powers but disclaims beneficial ownership) and 3,287 shares beneficially owned by Director John C. Warfield, whose terms are expiring and who are retiring.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the knowledge of Bancorp, no person beneficially owns more than 5.0% of the outstanding Common Stock of Bancorp.

                             ELECTION OF DIRECTORS

    The Board of Directors of Bancorp is divided into three classes (the 1999 class, the 2000 class and the 2001 class, each class designated by the year in which the term of office of a director will expire), with each class elected at successive annual meetings. The term of office for all 1999 class directors expires at the 1999 Annual Meeting. Five persons, all of whom are currently directors of Bancorp, are nominated as directors. The nominees have each agreed to serve if elected.

    It is the Board of Directors' intention that proxies not limited to the contrary will be voted for the following nominees, or, in the event that any of the nominees should be unable or unwilling to serve, for the election of such other persons as may be nominated by the Board of Directors. A plurality of votes is required to elect directors. Abstentions and broker non-votes will be treated as shares not voted and will have no effect in the election of directors.

    Charles A. Nicodemus and John C. Warfield, 1999 class directors, are retiring from the Board when their terms expire in April. Bancorp gratefully acknowledges their service.

INFORMATION CONCERNING NOMINEES

    The following table presents information concerning persons nominated by the Board of Directors for election as directors of Bancorp and also concerning continuing directors. Except as indicated the nominees and continuing directors have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years. Information is reported as of February 12, 1999.

A. NOMINEES FOR DIRECTOR--2002 CLASS (TERMS EXPIRE IN 2002):

                                                                AGE, PRINCIPAL OCCUPATIONS, AND
NAME OF NOMINEE                                               DIRECTORSHIPS WITH PUBLIC COMPANIES
---------------------------------------------  ------------------------------------------------------------------

John D. Brunk                                  Mr. Brunk is 61 years old and has served as a director of Bancorp since 1983. He is President of Frederick Produce Co., Inc., a
                                               wholesale food service distributor. (4)

Faye E. Cannon                                 Ms. Cannon is 49 years old and has served as a director of Bancorp since 1993. She is President and Chief Executive Officer of
                                               Bancorp and the Bank. (2) (3)

Eric E. Glass                                  Mr. Glass is 59 years old and has served as a director of Bancorp since 1998. He is chairman of the Board and CEO of The Taney
                                               Corporation, a national manufacturer and distributor of wood stairs and wood stair parts. He is a member of the Board of
                                               Directors of US Foodservice, Inc. (formerly, JP Foodservice).

Donald R. Hull                                 Mr. Hull is 60 years old and has served as a director of Bancorp since 1998. He is President of Hull Company Accountants, Inc. (1)

H. Deets Warfield, Jr.                         Mr. Warfield is 67 years old and has served as a director of
                                               Bancorp since 1983. He is President of the Damascus Motor Co.,
                                               Inc., an automobile dealership. (2) (3)

B. CONTINUING DIRECTORS--2000 CLASS (TERMS EXPIRE IN 2000):

R. Carl Benna                         Mr. Benna is 51 years old and has served as a
                                      director of Bancorp since 1989. He is President of
                                      North American Housing Corp., a modular housing
                                      manufacturer. (1) (4)

Beverly B. Byron                      Ms. Byron is 66 years old and has served as a
                                      director of Bancorp since 1993. She is a former
                                      member of the U.S. House of Representatives for the
                                      6th District of Maryland. She is a member of the
                                      Board of Directors of CareFirst, LMI, and Baltimore
                                      Gas and Electric Company. (1)

Maurice A. Gladhill                   Mr. Gladhill is 48 years old and has served as a
                                      director of Bancorp since 1985. He is President of
                                      Gladhill Tractor Mart, Inc., a farm equipment
                                      dealership in Frederick, Md. (2) (3) (4)

James K. Kluttz                       Mr. Kluttz is 57 years old and has served as a
                                      director of Bancorp since 1996. He is President and
                                      Chief Executive Officer of Frederick Memorial
                                      Hospital. (1) (4)

Richard W. Phoebus, Sr.               Mr. Phoebus is 60 years old and has served as a
                                      director of Bancorp since 1996. He is President and
                                      Chief Executive Officer of the Savings Bank and Vice
                                      President of Bancorp.

Thomas R. Winkler                     Mr. Winkler is 55 years old and has served as a
                                      director of Bancorp since 1992. He is currently a
                                      biopharmaceutical consultant and was formerly
                                      Executive Vice President and Chief Operating Officer
                                      of Bio Whittaker, Inc. (4)

C. CONTINUING DIRECTORS--2001 CLASS (TERMS EXPIRE IN 2001):

Howard B. Bowen                       Mr. Bowen is 47 years old and has served as a
                                      director of Bancorp since 1996. He is President of
                                      Ewing Oil Co., Inc., a petroleum distributor. (1)

Martha E. Church                      Dr. Church is 68 years old and has served as a
                                      director of Bancorp since 1983. She is President
                                      EMERITA of Hood College, an undergraduate liberal
                                      arts college for women, with a graduate school, which
                                      meets area education needs, located in Frederick,
                                      Maryland. (1)

Albert H. Cohen                       Mr. Cohen is 76 years old and has served as a
                                      director of Bancorp since 1983. He is an investor and
                                      building consultant. (2) (3)

Charles W. Hoff, III                  Mr. Hoff is 64 years old and has served as a director
                                      of Bancorp since 1983. He is Chairman of the Board of
                                      Bancorp and the Bank. (2) (3)

------------------------

(1) Member of the Audit Committee.

(2) Member of the Executive Committee.

(3) Member of the Nominating Committee.

(4) Member of the Compensation Committee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

    During 1998, there were 13 meetings of the Board of Directors of Bancorp. Each of the directors attended at least 75% of the combined total number of meetings of the Board of Directors and board committees of which he or she is a member (held during the period for which he or she has been a director), except Mr. Bowen who attended 12 of 18 (67%) meetings, Dr. Church who attended 13 of 18 (72%) meetings, Mr. Nicodemus who attended 12 of 17 meetings (70%) and Mr. John Warfield who attended 19 of 32 (59%) meetings.

    The Board of Directors of Bancorp has, among others, a Nominating Committee, an Audit Committee, and a Compensation Committee.

    The Nominating Committee of Bancorp is responsible for recommending persons to serve as new directors. Members of the Nominating Committee are designated by note (3) above. Nominations for director which are presented to the Nominating Committee by stockholders are considered, along with those developed by the Nominating Committee, in light of the needs of Bancorp, as well as the nominee's individual knowledge, experience and background. The Nominations Committee did not meet in 1998.

    The Audit Committee of Bancorp meets with Bancorp's internal and independent auditors to review whether satisfactory accounting procedures are being followed by Bancorp and subsidiaries and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent auditors and to review fees charged by the independent auditors. The Audit Committee also recommends to the Board of Directors the selection of independent auditors. The Audit Committee met 5 times in 1998, and members are designated by note (1) above.

    The Compensation Committee of Bancorp establishes the compensation for executive officers of Bancorp, the Bank and the Savings Bank and administers Bancorp's 1983 and 1995 Stock Option Plans and the Executive Supplemental Income Plan. During 1998, the directors designated by note (4) above were members of the Compensation Committee of Bancorp. The Compensation Committee met on 10 occasions during 1998.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation.

    The Committee establishes the compensation for executive officers of Bancorp, the Bank and the Savings Bank (collectively, "the Corporation") and administers Bancorp's 1983 and 1995 Stock Option Plans and the Executive Supplemental Income Plan. Committee objectives include administration of a total compensation package that allows the Corporation to attract and retain qualified persons to fill key executive positions and to effectively utilize incentive compensation programs which are directly related to executive officers accomplishing corporate goals and objectives, both operational and financial, aimed at achieving lasting improvement in the Corporation's long-term financial performance.

    The Committee utilizes the Corporation's human resources' staff, and, as appropriate, other qualified consultants to review the Corporation's compensation practices as they compare to industry norms.

    Compensation program components include:

    1. BASE SALARY--Base pay levels are established within a range for each position, determined through the assistance of a third party consultant specializing in compensation practices for the industry. In addition, survey data is routinely updated, comparing similar positions at other companies, both financial and non-financial, of like-size and performance located in the geographic area in which the Corporation does business and at other financial institutions of similar size, business make up and performance characteristics located outside the Corporation's market area. Actual salaries are based on the individual performance and experience of each executive officer.

    2. SHORT TERM INCENTIVE COMPENSATION--The Corporation has adopted an annual incentive compensation program for executive and other designated officers at the Bank (the "Program"). The Program was designed in conjunction with an independent consultant specializing in incentive compensation practices for the banking industry and is similar to existing plans of other banks and financial service companies. The Program, like these plans in general, requires a considerable degree of specificity with regard to performance measures and evaluations, which are benchmarked to industry incentive practices. The Program allows the Compensation Committee to establish annually the performance measures to be used in conjunction with the goals in the Corporation's strategic plan and ensures that such performance measures align with stockholder interests. Executives are eligible for incentive compensation expressed as a percentage of their base salaries for meeting established performance measures. Levels of incentive compensation increase as executive officers' and the Bank's performance exceed established targets. In 1998, the named executive officers received compensation under the incentive compensation program as a result of meeting performance objectives. Mr. Phoebus' bonus was based on a similar analysis, including meeting performance objectives on behalf of the Savings Bank.

    3. LONG TERM INCENTIVE COMPENSATION--The Corporation maintains 1983 and 1995 Stock Option Plans which provide long term incentive compensation through the grant of options to executive and other key officers, in the Committee's discretion, who have substantial responsibility for the management and growth of the Corporation. The Committee believes that grants of stock options, which allow employees to purchase shares of the Common Stock of the Corporation at specified prices in the future, aligns employees' interests in corporate performance with the interests of all stockholders. Each year the Committee determines the number of options, if any, to be granted the recipients of grants in order to achieve these objectives. Incentive stock options are granted at the market price of F&M Bancorp stock on the date of grant. Non-qualified options may be granted at no less than 85% of market price on the date of grant. The Committee considers it significant that officers receiving incentive stock option awards will profit from those awards only if, and only to the extent that, the market price of F&M Bancorp stock appreciates following the date of grant.

    For 1998, the Compensation Committee established Ms. Cannon's base salary with reference to the salary ranges determined with the assistance of a third party consultant that provides bank executive compensation data and information specific to the banking industry. The Committee considers the Chief Executive Officer responsible for overall corporate performance, both operational and financial. As such, 100% of the Chief Executive Officer's potential bonus under the Bank's incentive compensation program is related to Bank-wide performance and stockholder interests. The Committee finds that the total compensation package for the Chief Executive Officer in 1998 was justified based on competitive market data and overall corporate performance, both financial and operational.

    The Committee believes that the total compensation awarded to the Chief Executive Officer and executives of the Corporation is consistent with the Committee's objectives. The amounts paid to individual executives are consistent with competition within the market and with banks of similar size as reflected by the executive compensation data and information provided, individual performance of each executive, and, for incentive compensation, are rationally linked with the fulfillment of corporate objectives and corporate financial performance.

                                          Compensation Committee of the Board of
                                          Directors:

                                          Thomas R. Winkler, Chairman

                                          R. Carl Benna

                                          John D. Brunk

                                          Maurice A. Gladhill

                                          James K. Kluttz

                                          John C. Warfield

    The following table sets forth compensation information with respect to the Chief Executive Officer and the other executive officers in 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                          ANNUAL COMPENSATION(1)       ---------------
                                                      -------------------------------      OPTIONS          ALL OTHER
NAME AND PRINCIPAL POSITION                             YEAR      SALARY      BONUS       SHARES(2)      COMPENSATION(3)
----------------------------------------------------  ---------  ---------  ---------  ---------------  -----------------
Faye E. Cannon                                        1998 1997    242,000     58,080   3,806 4,712     -- 16,765 14,522
President and CEO of Bancorp and of the Bank               1996    220,000     88,000         3,307
                                                                   173,700     72,560

David R. Stauffer                                     1998 1997    170,685     27,312   2,073 2,700     -- 16,765 14,522
Vice President of Bancorp and Senior Executive Vice        1996    164,120     54,365         2,756
  President and COO of the Bank                                    153,000     50,689

Richard W. Phoebus, Sr.                               1998 1997    136,400     38,363  2,152 2,646 -0-  -- 15,565 12,201
Vice President of Bancorp and President and CEO of         1996    124,000     44,485
  the Savings Bank(4)                                              111,000     17,295

David L. Spilman                                      1998 1997    120,000     19,200     1,470 -0-                --
Treasurer of Bancorp and Senior Vice President of                   75,856     25,396                             -0-
  the Bank(5)

------------------------

(1) No Named Executive Officer received any perquisites in 1996, 1997 or 1998 the aggregate amount of which exceeded 10% of the officer's salary and bonus.

(2) Adjusted to reflect 5% stock dividends paid on August 8, 1997 and July 29, 1998.

(3) Includes Bancorp contribution to the account of each Named Executive Officer, except Mr. Phoebus, in Bancorp's defined contribution Employee Benefit Plan (the "Plan") qualified under Section 401(k) of the Internal Revenue Code for both profit-sharing portion and corporate match of Named Executive Officer's individual contributions to the Plan with a salary cap of $160,000. For Mr. Phoebus, includes the Savings Bank's contribution to Mr. Phoebus' account in Savings Bank's defined contribution Employee Benefit Plan (the "Savings Bank Plan") qualified under Section 401(k) of the Internal Revenue Code for both profit sharing portion and corporate match of Mr. Phoebus' individual contribution to the Savings Bank Plan. Dollar values of each contribution for 1998 will not be finally calculated until after mailing date of the Proxy Statement but will be included in the 2000 Proxy Statement.

(4) In 1996, Mr. Phoebus' compensation was established by the Savings Bank and its former parent prior to completion of the merger with Bancorp.

(5) Mr. Spilman was designated an executive officer on May 5, 1997.

    The following table sets forth information with respect to stock option grants to the Chief Executive Officer and the Named Executive Officers for the fiscal year ended December 31, 1998. Bancorp does not grant stock appreciation rights.

                            OPTIONS GRANTED IN 1998

                                                                                                       POTENTIAL REALIZABLE
                                                                                                              VALUE
                                          INDIVIDUAL GRANTS                                             AT ASSUMED ANNUAL
-----------------------------------------------------------------------------------------------------         RATES
                                                 % OF TOTAL                    MARKET                     OF STOCK PRICE
                                                   OPTIONS                      PRICE                    APPRECIATION FOR
                                   OPTIONS       GRANTED TO      EXERCISE      ON DATE                     OPTION TERM
                                 GRANTED(1)     EMPLOYEES IN       PRICE      OF GRANT    EXPIRATION   --------------------
NAME                              (SHARES)       FISCAL 1998    (PER SHARE)  (PER SHARE)     DATE         0%         5%
------------------------------  -------------  ---------------  -----------  -----------  -----------  ---------  ---------

Faye E. Cannon................        3,806            8.40%     $   33.69    $   33.69      1/23/08         -0-  $  80,641

David R. Stauffer.............        2,073            4.57          33.69        33.69      1/23/08         -0-     43,922

Richard W. Phoebus, Sr. ......        2,152            4.75          33.69        33.69      1/23/08         -0-     45,596

David L. Spilman..............        1,470            3.24          33.69        33.69      1/23/08         -0-     31,146


------------------------------

NAME                               10%
------------------------------  ----------
Faye E. Cannon................  $  204,359
David R. Stauffer.............     111,308
Richard W. Phoebus, Sr. ......     115,549
David L. Spilman..............      78,930

------------------------

(1) All options granted on January 23, 1998. Options exercisable to the extent of 25%, 50%, 75%, and 100% on January 23, 1999, 2000, 2001, 2002,
    respectively.

    The following table sets forth information with respect to the value of all options exercised during the fiscal year ended December 31, 1998 and the value of all options held on December 31, 1998 by the Chief Executive Officer and the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1998

                                                                             NUMBERS OF SHARES           VALUE OF UNEXERCISED
                                              NUMBER OF                    UNDERLYING UNEXERCISED            IN-THE-MONEY
                                               SHARES                      OPTIONS AT 12/31/98(2)       OPTIONS AT 12/31/98(3)
                                             ACQUIRED ON      VALUE     ----------------------------  --------------------------
NAME                                          EXERCISE     REALIZED(1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
------------------------------------------  -------------  -----------  -----------  ---------------  -----------  -------------

Faye E. Cannon............................          -0-           -0-       15,572          9,934      $ 190,720    $    38,754

David R. Stauffer.........................          -0-           -0-       12,735          6,257        158,972         25,783

Richard W. Phoebus, Sr. ..................          751        11,339        6,026          4,137         96,116         14,016

David L. Spilman..........................          -0-           -0-          -0-          1,470            -0-            -0-

------------------------

(1) Based on the differences between aggregate fair market value on date of exercise and aggregate exercise price.

(2) Adjusted to reflect stock dividends paid between dates of grant and December 31, 1998.

(3) Based on the difference between aggregate fair market value at December 31, 1998 and aggregate exercise price.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    Bancorp provides an Executive Supplemental Income Plan (the "Supplemental Plan") in which executive officers Cannon and Stauffer participate. The Supplemental Plan provides certain benefits which are integrated with the benefits provided executive officers Cannon and Stauffer under Bancorp's defined contribution employee benefit plan qualifying under Section 401(k) of the Internal Revenue Code. The Supplemental Plan provides for retirement benefits to executive officers Cannon and Stauffer based on 65% of their compensation (salary and bonus) as measured by the greater of (a) compensation paid during the 12 months immediately preceding retirement or (b) the average compensation paid during the three consecutive years of employment that yield the highest average.

    The Supplemental Plan also provides for benefits upon termination of employment following a change in control of the Bank or Bancorp. A change in control is defined as the acquisition by a single person of 25% or more of the combined voting power of the Bank and Bancorp, a majority of the members of the Board of Directors of the Bank or Bancorp is composed of persons not elected or recommended by 2/3 of the then current directors, or a sale of assets to or merger with another corporation whose voting securities are not at least 60% controlled by Bancorp's then current stockholders in substantially the share proportions as their ownership to the Bank and Bancorp immediately prior to the sale or merger. In the event of a termination of employment after a change in control, full compensation benefits will be paid to a participant in the Supplemental Plan until the third anniversary of the change in control. Thereafter, benefits will be based on a fraction of final compensation as detailed above. Assuming current compensation practices continue to retirement, in conjunction with current assumptions relating to contributions to and performance of Bancorp's 401(k) Plan and current assumptions relating to future levels of Social Security benefits, executive officers Cannon and Stauffer would have estimated annual benefits under the Supplemental Plan of $204,415 and $151,863 respectively.

    The Supplemental Plan also provides for a death benefit equal to 50% of a participant's cash compensation if the participant dies while still employed.

    Executive officer Phoebus has an employment agreement with Bancorp providing for annual compensation of at least $111,000 and employment through November 15, 1999. Mr. Phoebus is also entitled to receive 1.5 times his annual compensation if he is terminated without cause or if he remains employed by Bancorp and the Savings Bank for the entire term of his employment agreement and is terminated thereafter. The employment agreement also provides for payments of three times Mr. Phoebus' annual compensation if he is terminated following a change in control of Bancorp or the Savings Bank.

    Executive officer Spilman has a change in control employment agreement, which provides for payment of three times his compensation if terminated or his reporting, responsibilities, title or compensation are materially adversely changed following a change in control of Bancorp or the Bank.

DIRECTORS' FEES AND DEFERRED COMPENSATION PLAN

    During 1998, each director of Bancorp (other than employee directors) received a quarterly director's fee of $1,250 plus $200 for each board meeting and board committee meeting attended. Each director of Bancorp who also served as a director of the Bank received a quarterly fee of $500 plus $200 for each Bank board meeting and board committee meeting attended. Bancorp and Bank board committee chairs received $300 for each committee meeting attended. Each director of Bancorp who also served as a director of the Savings Bank received a fee of $200 for each Savings Bank board meeting attended and $100 for each board committee meeting attended. Each Bancorp director may elect to defer all or part of these fees until he or she ceases to be a director. Interest is earned on the deferred amount at a floating rate equal to the "prime rate" as published in the Wall Street Journal's Money Rates Table on December 15(th) of each year for the next calendar year, currently 7.75%. Payment of the deferred amount may be made to the director or his or her beneficiary in a lump sum or in equal monthly installments over 10 years, as the director elects.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS

    During the past year Bancorp and its subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of their businesses with directors and officers of Bancorp, the Bank, the Savings Bank and with their affiliates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit did not involve and do not currently involve more than the normal risk of collectibility or present other unfavorable features.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The following graph compares the cumulative total return of Bancorp's Common Stock with that of a broad market index (NASDAQ Stock Market, U.S. Companies only) and an industry peer group index (NASDAQ Bank Stocks). Information is provided for the five-year period ending December 31, 1998. The graph assumes that the value of the investment in Bancorp's Common Stock and each index was $100 on December 31, 1993 and that all dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       F&M BANCORP        NASDAQ US COMPANIES         NASDAQ BANK STOCKS

December 31, 1993                $100                        $100                       $100

December 31, 1994                $134                         $98                       $100

December 31, 1995                $145                        $138                       $148

December 31, 1996                $121                        $170                       $196

December 31, 1997                $207                        $209                       $328

December 31, 1998                $192                        $293                       $325

             PROPOSAL TO ADOPT THE 1999 EMPLOYEE STOCK OPTION PLAN

    The Board of Directors proposes and recommends that the stockholders of Bancorp approve the 1999 Employee Stock Option Plan (the "Plan"). The Plan is designed to attract and retain well-qualified individuals to serve as employees and motivate them to exert their best efforts on behalf of the Corporation and its subsidiaries. Adoption of the Plan requires approval by a majority of the votes cast at the meeting (assuming a quorum is present). Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. The Plan will succeed Bancorp's 1983 Stock Option Plan (the "1983 Plan") which has expired and Bancorp's 1995 Stock Option Plan (the "1995 Plan") which, although it will not expire until December, 2000, has only 86,195 shares available for grant of the 670,138 shares reserved for issuance. Bancorp may continue to make stock option awards under the 1995 Plan so long as shares remain available for grant. The Board of Directors believes that stock option awards made under the 1983 and 1995 Plans have been an effective and efficient means of attracting, retaining and motivating officers and other key employees. The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A.

GENERAL

    ADMINISTRATION: The Plan operates pursuant to procedures and guidelines set forth in the Plan itself. The Plan is administered by a committee (the "Committee") consisting of not less that two directors of Bancorp to be appointed by and to serve during the pleasure of the Board of Directors. The Committee consists only of "disinterested persons" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934. None of the Committee members is eligible to participate in the Plan.

    ELIGIBILITY: The individuals who shall be eligible to participate in the Plan shall be key employees (including officers and directors who are employees) of Bancorp, or of any subsidiary. Currently, approximately eighty (80) individuals are eligible for participation. Options may also be granted under the Plan from time to time in substitution for stock options held by employees who become or are about to become key employees of Bancorp or a subsidiary of Bancorp in connection with certain mergers and acquisitions.

    SHARES AVAILABLE UNDER THE PLAN: The Plan authorizes the issuance of up to 400,000 shares of Bancorp's Common Stock, par value $5.00 per share (the "Stock"). In addition, any shares of Stock remaining available for grant under Bancorp's 1983 Plan or 1995 Plan or that become available for grant under either such plan shall be available for grant under the Plan. The number of shares issuable under the Plan will be adjusted by the Board of Directors in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other capital adjustment of shares of Stock.

STOCK OPTION GRANTS

    NUMBER OF OPTIONS AND PRICE PER SHARE: No employee may be granted options for more than 25,000 shares of stock in any one year. In addition, in compliance with the Internal Revenue Code, there are certain dollar value limits for grants of incentive stock options. The option price per share will be not less than:
(i) for incentive stock options, 100% of the fair market value of the Stock on the date the option is granted; and (ii) for non-qualified stock options, 85% of the fair market value of the Stock on the date the option is granted.

    VESTING: No option may be exercised during the first year from the date of grant. Thereafter, options for 200 shares or less are exercisable in full. Options for more than 200 shares are exercisable to the extent of 25% after the expiration of one year from the date of grant, to the extent of 50% after the expiration of two years from the date of grant, to the extent of 75% after the expiration of three years from the date of grant, and to the extent of 100% after the expiration of four years from the date of grant. All options will become fully vested and exercisable upon a "Change in Control" (as defined in the Plan) of Bancorp. The Committee may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option.

    TERMINATION OF EMPLOYMENT: If any option holder's employment with Bancorp is terminated, each option that has not been exercised within 90 days following such termination of employment shall terminate.

    SURRENDER: Options may include a right to surrender to Bancorp up to 50% of the option to the extent then exercisable and receive in exchange a cash payment equal to the excess of the fair market value of the shares covered by the option or portion thereof surrendered over the aggregate option price of such shares.

TERMINATION AND AMENDMENT OF PLAN

    Unless sooner terminated by the Board of Directors, no stock options may be granted under the Plan after December 31, 2005, although options granted before the termination date may extend beyond that date. The Board of Directors may terminate, suspend or amend the Plan, provided that certain material amendments may be submitted for stockholder approval to the extent necessary for the Plan to satisfy the requirements of the exemption from the short-swing profits rules under Section 16 of the Securities Exchange Act of 1934 or, with respect to incentive stock options, to satisfy applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

NEW PLAN BENEFITS

    As options under the Plan are granted at the discretion of the Committee, and as no such options have yet been granted, neither the options to be granted in 1999 nor the options that would have been granted in 1998 had the Plan been in effect are reasonably ascertainable.

TAX CONSEQUENCES

    The following is a brief summary of the significant aspects of current federal income tax treatment of the stock options that may be granted under the Plan. Options granted under the Plan may be incentive stock options within the meaning of Section 422 of the Code or options that do not qualify as incentive stock options ("non-qualified options"), as the Committee may determine in its discretion.

    An employee will recognize no income when a stock option is granted. Upon the exercise of an option and the transfer to the employee of Stock, the tax treatment depends on whether the option qualifies as an incentive stock option or is a non-qualified option. If a non-qualified option is exercised, the employee will recognize ordinary income equal to the difference between the option price and the fair market value of the Stock on the date of exercise, and Bancorp will have a deductible expense equal to the amount of such ordinary income. No amount other than the price paid under the option shall be considered as received by Bancorp for the Stock so transferred. When the employee disposes of Stock acquired by the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the Stock on the date of exercise will be treated as long- or short-term capital gain, depending upon the holding period of the Stock. If the amount received is less than the fair market value of the Stock on the date of exercise, the loss will be treated as a long- or short-term capital loss, depending upon the holding period of the Stock.

    If an incentive stock option is exercised, the employee will recognize income only upon sale of the Stock that was received as a result of exercising the option if certain conditions regarding the employee's period of employment with Bancorp and the holding period of the option and the Stock are met. The resulting gain or loss, measured by the difference between the sale price and the option exercise price, is treated as a long- or short-term capital gain or loss, depending upon the holding period of the Stock. No business expense deduction will be allowed to Bancorp. If the above-mentioned conditions are not met, the employee is taxed as if he or she had exercised a non-qualified option, and Bancorp will have a deductible expense in an equivalent amount. Depending upon individual circumstances, the alternative minimum tax may apply to the exercise of an incentive stock option.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PLAN.

                  PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

    The Board of Directors proposes and recommends that the stockholders of Bancorp approve the 1999 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The Director Plan is designed to attract and retain well-qualified persons to serve as directors, to encourage stock ownership by directors, and to more closely align the personal interests of directors with the interests of the stockholders. Adoption of the Director Plan requires approval by a majority of the votes cast at the meeting (assuming a quorum is present). Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. The following summary description of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, which is attached to this Proxy Statement as Exhibit B.

GENERAL

    ADMINISTRATION: The Director Plan operates pursuant to procedures and guidelines set forth in the Director Plan itself. The Director Plan is administered by a committee (the "Committee") consisting of not less that two directors of Bancorp to be appointed by and to serve during the pleasure of the Board of Directors.

    ELIGIBILITY: The individuals who shall be eligible to participate in the Director Plan shall be directors of Bancorp, or of any subsidiary, who are not also employees. Currently, approximately twelve (12) such directors are eligible to participate. The Committee will determine annually how many stock option awards will be made to directors.

    SHARES AVAILABLE UNDER THE DIRECTOR PLAN: The Director Plan authorizes the issuance of up to 60,000 shares of Bancorp's Common Stock, par value $5.00 per share (the "Stock"). The number of shares issuable under the Director Plan will be adjusted by the Board of Directors in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other capital adjustment of shares of Stock.

STOCK OPTION GRANTS

    NUMBER OF OPTIONS AND PRICE PER SHARE: Each director will be granted options for not more than 2,000 shares of stock each year on the day following the annual stockholders meeting. The option price per share will be not less than 100% of the fair market value of the Stock on the date the option is granted.

    VESTING: No option may be exercised during the first 6 months from the date of grant. Thereafter, options are exercisable in full. All options will become fully vested and exercisable upon a "Change in Control" (as defined in the Director Plan) of Bancorp. The Committee may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option.

    TERMINATION OF SERVICE: If any option holder's service as a director with Bancorp or a subsidiary is terminated, each option that has not been exercised within 90 days following such termination of service shall terminate.

    SURRENDER: Options may include a right to surrender to Bancorp up to 50% of the option to the extent then exercisable and receive in exchange a cash payment equal to the excess of the fair market value of the shares covered by the option or portion thereof surrendered over the aggregate option price of such shares.

TERMINATION AND AMENDMENT OF DIRECTOR PLAN

    Unless sooner terminated by the Board of Directors, no stock options may be granted under the Director Plan after December 31, 2005, although options granted before the termination date may extend beyond that date. The Board of Directors may terminate, suspend or amend the Director Plan, provided that certain material amendments may be submitted for stockholder approval to the extent necessary for the Director Plan to satisfy the requirements of the exemption from the short-swing profits rules under Section 16 of the Securities Exchange Act of 1934.

NEW DIRECTOR PLAN BENEFITS

    As the size of each option grant under the Director Plan is determined in the sole discretion of the Committee, and as no such grants have yet been made, neither the grants to be made in 1999 nor the grants that would have been made in 1998 had the Director Plan been in effect are reasonably ascertainable.

TAX CONSEQUENCES

    The following is a brief summary of the significant aspects of current federal income tax treatment of the stock options that may be granted under the Director Plan. Options granted under the Director Plan will be options that do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("non-qualified options").

    A director will recognize no income when a stock option is granted. Upon the exercise of an option and the transfer to the director of Stock, the director will recognize ordinary income equal to the difference between the option price and the fair market value of the Stock on the date of exercise, and Bancorp will have a deductible expense equal to the amount of such ordinary income. No amount other than the price paid under the option shall be considered as received by Bancorp for the Stock so transferred. When the director disposes of Stock acquired by the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the Stock on the date of exercise will be treated as a long- or short-term capital gain, depending upon the holding period of the Stock. If the amount received is less than the fair market value of the Stock on the date of exercise, the loss will be treated as a long- or short-term capital loss, depending upon the holding period of the Stock.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE DIRECTOR PLAN.

               AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

    The accounting firm of Arthur Andersen LLP ("AA") has acted as Bancorp's independent public accountants for the year ended December 31, 1998 and has been recommended by the Audit Committee and selected by the Board of Directors to act as such for the current fiscal year. A partner of AA is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires and to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation and inquiry to directors and executive officers, all required reports of securities activities were timely filed, except Director Eric Glass' initial Form 3 which was filed on January 4, 1999, 10 days late.

                                 OTHER MATTERS

    The management of Bancorp knows of no matters to be presented for action at the annual meeting other than those mentioned above; however, if any other matters properly come before the annual meeting, or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of Bancorp. Each such matter generally requires the affirmative vote of a majority of the shares voted on the matter. Abstentions and broker non-votes generally will be treated as shares not voted and will have no effect.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals are eligible for consideration for inclusion in the proxy materials for the 2000 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, if they are received by Bancorp on or before November 23, 1999. Any proposal should be directed to the attention of the Corporate Secretary, F&M Bancorp, 110 Thomas Johnson Drive, Frederick, Maryland, 21702. In order for a stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by Bancorp on or prior to February 6, 2000 and in order for a proposal to be timely under Bancorp's By-Laws, it must be received on or prior to January 21, 2000, but no earlier than December 22, 1999.

                           ANNUAL REPORT ON FORM 10-K

    A COPY OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO F&M BANCORP, INVESTOR RELATIONS, 110 THOMAS JOHNSON DRIVE, P.O. BOX 518, FREDERICK, MARYLAND 21705.

                                          By Order of the Board of Directors,
                                          Gordon M. Cooley
                                          Secretary

Frederick, Maryland
March 22, 1999

                                                                       EXHIBIT A

                                  F&M BANCORP
                        1999 EMPLOYEE STOCK OPTION PLAN

1.  PURPOSES OF THE PLAN:

    To advance the interests of F&M Bancorp (the "Corporation") and its subsidiaries by assisting in attracting and retaining qualified employees and providing them with increased motivation to exert their best efforts on behalf of the Corporation and its subsidiaries.

2.  ADMINISTRATION:

    The Plan shall be administered by a committee (the "Committee") consisting of not less than two directors of the Corporation to be appointed by and to serve during the pleasure of the Board of Directors. The Committee shall consist only of "disinterested persons" as that term is defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). None of the Committee members shall be eligible to participate in the Plan nor, during one year prior to service as a member of the Committee, shall have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates except as permitted by Rule 16b-3 under the Exchange Act. The Committee shall select the particular employees to receive options from among the senior management of the Corporation and its subsidiaries and shall make all decisions concerning the timing, pricing and amount of options to be granted. The Committee shall have full power to construe and interpret the Plan and to promulgate such regulations with respect to the Plan as it may deem desirable. The Committee shall report its deliberations to the Board of Directors.

3.  STOCK SUBJECT TO OPTION:

    The shares to be issued upon exercise of options to be granted under the Plan shall be 400,000 shares of the Common Stock (par value $5.00 per share) of the Corporation (the "Common Stock") to be authorized by stockholders for issuance under the Plan. In addition, any shares of Common Stock remaining available for grant under the Corporation's Restated 1983 Stock Option Plan or the Corporation's 1995 Stock Option Plan, or that become available for grant under either such plan shall be available for grant under this Plan. If any unexercised option terminates for any reason, the shares covered thereby shall become available for grant of an option again.

4.  ELIGIBILITY:

    The individuals who shall be eligible to participate in the Plan shall be such key employees (including officers and directors who are employees) of the Corporation, or of any corporation (a "Subsidiary") in an unbroken chain of corporations including the Corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in such chain.

5.  TERMS AND CONDITIONS OF OPTIONS:

    Options under this Plan are intended to be either incentive options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options not qualifying under any section of the Code as the Committee may recommend in its discretion from time to time. All options granted under this Plan shall be issued upon such terms and conditions as the Committee may recommend and the Board of Directors may approve from time to time, subject to the following provisions (which shall apply to both incentive and non-qualified stock options unless otherwise indicated):

    (a) OPTION PRICE. The option price per share with respect to each option shall be not less than: (i) for incentive stock options, 100% of the fair market value of the Common Stock on the date the option is granted; and
       (ii) for non-qualified stock options, 85% of the fair market value of the Common Stock on the date the option is granted.

    (b) NUMBER OF OPTIONS. The Corporation can grant an employee incentive stock options to acquire Common Stock of any value, provided that the fair market value (determined at the date of grant) of the stock subject to one or more incentive stock options (under this Plan and all other plans of the Corporation and its subsidiaries) first exercisable in any one calendar year does not exceed $100,000 (determined at the date of grant). If any incentive stock option granted under this Plan would cause such dollar limit to be exceeded, then the excess portion of the incentive stock option shall become exercisable in the next or succeeding calendar year in which its exercisability would not violate the dollar limitation. No options may be granted to any person who directly or indirectly owns immediately prior to or immediately after the grant, in excess of 10% of the Corporation's outstanding Common Stock. No option shall be an incentive stock option unless so designated by the Committee at the time of grant. Notwithstanding the foregoing, no employee shall be granted options for more than 25,000 shares of Common Stock in any one calendar year.

    (c) EXERCISE OF OPTIONS.

           (i) Except as provided in paragraph (ii) below, full payment for shares acquired shall be made in cash or by certified check at or prior to the time that an option, or any part thereof, is exercised. The participant will have no rights as a stockholder until the certificate for those shares as to which the option is exercised has been issued by the Corporation. No option may be exercised during the first year from the date of grant. Thereafter, options for 200 shares or less shall be exercisable in full. Options for more than 200 shares shall be exercisable to the extent of 25% after the expiration of one year from the date of grant, to the extent of 50% after the expiration of two years from the date of grant, to the extent of 75% after the expiration of three years from the date of grant, and to the extent of 100% after the expiration of four years from the date of grant. The Committee may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option. All options will, however, vest and become fully exercisable in the event of a change-in-control.

           Change-in-Control of the Corporation. Change-in-Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

            (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

            (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board; individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's shareholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

           (iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 25% or more of the combined voting power of the Corporation then outstanding securities.

            (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporations' assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale;

            (v) the Corporation ceases to own, directly or indirectly, securities of any subsidiary representing 50% or more of the combined voting power of the subsidiary's then outstanding securities; or

            (vi) there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of a subsidiary's assets, other than a sale or disposition by the Corporation of all or substantially all of the subsidiary's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the subsidiary immediately prior to such sale; provided however, that such a sale or disposition should only be effective for those Option holders, if any, employed by the subsidiary whose assets are so sold or otherwise disposed of, and not all participating Option holders.

               "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

               "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

               "Board" shall mean the board of directors of the Corporation.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of their subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of their Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

    (ii) In the discretion of the Committee, the option price of an option may be payable through the delivery of shares of Common Stock with a value equal to the option price or in a combination of cash and Common Stock with a value equal to the option price.

(d)  TERM OF OPTION.

    (i) No incentive stock option shall be granted for a term of more than 10 years from the date such option is granted.

    (ii) No non-qualified stock option shall be granted for a term of more than 10 years from the date such option is granted.

    (e) TERMINATION OF EMPLOYMENT. Each option, to the extent that it shall not have been exercised, shall terminate 90 days after the employment of the participant by the Corporation terminates. Nothing in this paragraph shall operate to extend the term of the option beyond the term stated in the agreement granting the option or to accelerate the period during which portions of the option may be exercised.

    (f) OPTION NONASSIGNABLE AND NONTRANSFERABLE. Each option and all rights thereunder, including the right to surrender the option, shall be nonassignable and nontransferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by a participant in the Plan does not constitute a transfer. Options shall be exercisable during the optionee's lifetime only by the optionee or his or her guardian or legal representative. Upon death, options shall be exercisable by the Option holder's personal representative. Notwithstanding the foregoing restrictions, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934 is amended to permit further assignment or transfer of options, such assignments or transfers shall be permissible under the Plan.

6.  SURRENDER OF OPTIONS FOR CASH:

    Any option granted under the Plan, with the express statement in the option grant recognizing this paragraph, may include a right to surrender to the corporation up to 50% of the option to the extent then exercisable and receive in exchange a cash payment equal to the excess of the fair market value of the shares covered by the option or portion thereof surrendered over the aggregate option price of such shares. For the purposes of this paragraph, fair market value shall be determined by the Committee. Such right may be granted by the Board of Directors upon recommendation of the Committee concurrently with the option or thereafter by amendment upon such terms and conditions as the Committee may recommend. Shares subject to an option or portion thereof that have been so surrendered shall not thereafter be available for option grants under the Plan. The Committee may from time to time recommend to the Board of Directors the maximum amount of cash that may be paid upon surrender of options in any year, may determine that, if the amount to be received by any optionee is reduced in any year because of such limitation, all or a portion of the amount not paid may be paid in any subsequent year or years, and may limit the right of surrender to certain periods during the year.

7.  PAYROLL DEDUCTIONS:

    In the discretion of the Committee, there may be made available to optionees an election for the payroll deduction each pay period over the term of the option of amounts equal to the aggregate exercise price of any or all of such options (and estimated federal income taxes thereon). Interest will be paid on payroll deductions at rates prescribed from time to time by the Board of Directors upon recommendation of the Committee.

8.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

    If the outstanding shares of the Common Stock are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation, without receipt of consideration by the Corporation, through reorganization, merger, statutory share exchange, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment in the price per share and number and kind of shares allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment.

9.  OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS:

    Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become or are about to become key employees of the Corporation or a subsidiary of the Corporation as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary, or the acquisition by the Corporation or a subsidiary of the assets of the employing corporation, or the acquisition by the Corporation or a subsidiary of stock of the employing corporation as the result of which it becomes a subsidiary of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in paragraph 5 of this Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

10. EFFECTIVE DATE OF THE PLAN:

    The Plan shall become effective upon approval by the Board of Directors, subject to approval by the stockholders of the Corporation.

11. TERMINATION DATE:

    No options may be granted under the Plan after December 31, 2005. Subject to
Section 5(d), options granted before the termination date for the Plan may extend beyond that date.

12. STOCK OPTION AGREEMENTS AND COMMON STOCK RECEIVED UPON EXERCISE:

    (a) STOCK OPTION AGREEMENT. Options awarded to participants under the Plan shall be evidenced by a stock option agreement (the "Agreement"). Each Agreement shall designate the number of shares of Common Stock to be acquired by the participant upon exercise of the stock option and the price per share at which the option may be exercised, subject to any adjustment as provided herein. Each Agreement shall be executed by the Corporation and by the participant, shall be binding upon each of them, and may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together constitute one and the same agreement.

    (b) RESTRICTION ON EXERCISE: The stock options granted hereunder may not be exercised if the issuance of the Common Stock upon such exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of any stock option granted hereunder, the Corporation may require the participant to make any representation and warranty to the Corporation as may be required or advisable under any applicable law or regulation.

    (c) RESTRICTED STOCK. If the shares of Common Stock that will be received upon the exercise of stock options granted under the Plan have not been registered under the Securities Act of 1933 or any applicable state securities laws they will be restricted stock. The certificates representing such shares of Common Stock will bear the following legend:

    THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED PURSUANT TO EXCEPTIONS UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF SUCH ACT.

13. COMPLIANCE WITH LAWS AND REGULATIONS:

    The grant, holding and vesting of all options under the Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Committee, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Common Stock is traded. The Corporation may withhold or require payment for income and/or employment taxes as required by law.

14. AMENDMENT OF THE PLAN:

    The Plan may be amended by the Board of Directors; however, no amendment to the Plan materially increasing the benefits accruing to participants or materially increasing the number of shares of Common Stock that may be issued upon the exercise or surrender of stock options under the Plan (except adjustments pursuant to Section 8) or materially modifying any requirements as to eligibility for participation in the Plan shall be effective unless approved by the stockholders of the Corporation. No amendment shall become effective without the prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3 of the Exchange Act or, with respect to incentive stock options, with applicable provisions of the Code.

15. MISCELLANEOUS:

    (a) EXPENSES. The Corporation shall bear all expenses and costs in connection with the administration of the Plan.

    (b) DESIGNATION OF BENEFICIARIES. A participant may designate a beneficiary to receive any distribution under the Plan upon his or her death.

    (c) APPLICABLE LAW. The validity, interpretation and administration of this Plan and any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of laws provisions thereof.

    (d) HEADINGS. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

    (e) NOTICES. All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

    (f) FEDERAL SECURITIES LAW REQUIREMENT. Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 to qualify the award for any exception from the provisions of Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

                                                                       EXHIBIT B

                                  F&M BANCORP
                             1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1.  PURPOSES OF THE PLAN:

    To advance the interests of F&M Bancorp (the "Corporation") and its subsidiaries by assisting in attracting and retaining qualified persons to serve as directors of the Corporation and its subsidiaries, encouraging stock ownership by directors, and more closely aligning the personal interests of directors with the interests of stockholders.

2.  ADMINISTRATION:

    The Plan shall be administered by a committee (the "Committee") consisting of not less than two directors of the Corporation to be appointed by and to serve during the pleasure of the Board of Directors. The Committee shall have full power to construe and interpret the Plan and to promulgate such regulations with respect to the Plan as it may deem desirable. The Committee shall report its deliberations to the Board of Directors. Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

3.  STOCK SUBJECT TO OPTION:

    The shares to be issued upon exercise of options to be granted under the Plan shall be 60,000 shares of the Common Stock (par value $5.00 per share) of the Corporation (the "Common Stock") to be authorized by stockholders for issuance under the Plan. If any unexercised option terminates for any reason, the shares covered thereby shall become available for grant of an option again.

4.  TERMS AND CONDITIONS OF OPTIONS:

    Options under this Plan are intended to be non-statutory options not qualifying under any section of the Internal Revenue Code of 1986, as amended (the "Code"), (commonly referred to as non-qualified options). All options granted under this Plan shall be issued upon the following terms and conditions:

    (a) OPTION PRICE. The option price per share with respect to each option shall be not less than: (i) 100% of the fair market value of the Common Stock on the date the option is granted.

    (b) NUMBER OF OPTIONS. Each year each person who shall be elected to serve as a director of the Corporation or whose term shall continue shall be awarded not more than 2000 shares in option form on the day following the annual stockholders meeting.

    (c) EXERCISE OF OPTIONS.

           (i) Except as provided in paragraph (ii) below, full payment for shares acquired shall be made in cash or by certified check at or prior to the time that an option, or any part thereof, is exercised. The participant will have no rights as a stockholder until the certificate for those shares as to which the option is exercised has been issued by the Corporation. No option may be exercised during the first 6 months from the date of grant. Thereafter, options shall be exercisable in full. The Committee may impose resale restrictions on all or a portion of the shares delivered upon exercise of any option. All options will, however, vest and become fully exercisable in the event of a change-in-control.

    Change-in-Control of the Corporation. Change-in-Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

    (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

    (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board; individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's shareholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

   (iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 25% or more of the combined voting power of the Corporation then outstanding securities.

    (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale;

    (v) the Corporation ceases to own, directly or indirectly, securities of any subsidiary representing 50% or more of the combined voting power of the subsidiary's then outstanding securities; or

    (vi) there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of a subsidiary's assets, other than a sale or disposition by the Corporation of all or substantially all of the subsidiary's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the subsidiary immediately prior to such sale; provided however, that such a sale or disposition should only be effective for those option holders, if any, employed by the subsidiary whose assets are so sold or otherwise disposed of, and not all participating option holders.

        "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

        "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

        "Board" shall mean the board of directors of the Corporation.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of their subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of their Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

           (ii) In the discretion of the Committee, the option price of an option may be payable through the delivery of shares of Common Stock with a value equal to the option price or in a combination of cash and Common Stock with a value equal to the option price.

    (d) TERM OF OPTION.

    No option shall be granted for a term of more than 10 years from the date such option is granted.

    (e) TERMINATION OF EMPLOYMENT. Each option, to the extent that it shall not have been exercised, shall terminate 90 days after the date on which the participant ceases to serve as a director of the Corporation. Nothing in this paragraph shall operate to extend the term of the option beyond the term stated in the agreement granting the option or to accelerate the period during which portions of the option may be exercised.

    (f) OPTION NONASSIGNABLE AND NONTRANSFERABLE. Each option and all rights thereunder, including the right to surrender the option, shall be nonassignable and nontransferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by a participant in the Plan does not constitute a transfer. Options shall be exercisable during the optionee's lifetime only by the optionee or his or her guardian or legal representative. Upon death, options shall be exercisable by the option holder's personal representative. Notwithstanding the foregoing restrictions, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934 is amended to permit further assignment or transfer of options, such assignments or transfers shall be permissible under the Plan.

5.  SURRENDER OF OPTIONS FOR CASH:

    Any option granted under the Plan, with the express statement in the option grant recognizing this paragraph, may include a right to surrender to the corporation up to 50% of the option to the extent then exercisable and receive in exchange a cash payment equal to the excess of the fair market value of the shares covered by the option or portion thereof surrendered over the aggregate option price of such shares. For the purposes of this paragraph, fair market value shall be determined by the Committee. Such right may be granted by the Board of Directors upon recommendation of the Committee concurrently with the option or thereafter by amendment upon such terms and conditions as the Committee may recommend. Shares subject to an option or portion thereof that have been so surrendered shall not thereafter be available for option grants under the Plan. The Committee may from time to time recommend to the Board of Directors the maximum amount of cash that may be paid upon surrender of options in any year, may determine that, if the amount to be received by any optionee is reduced in any year because of such limitation, all or a portion of the amount not paid may be paid in any subsequent year or years, and may limit the right of surrender to certain periods during the year.

6.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

    If the outstanding shares of the Common Stock are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation, without receipt of consideration by the Corporation, through reorganization, merger, statutory share exchange, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment in the price per share and number and kind of shares allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment.

7.  EFFECTIVE DATE OF THE PLAN:

    The Plan shall become effective upon approval by the Board of Directors, subject to approval by the stockholders of the Corporation.

8.  TERMINATION DATE:

    No options may be granted under the Plan after December 31, 2005. Subject to
Section 4(d), options granted before the termination date for the Plan may extend beyond that date.

9. STOCK OPTION AGREEMENTS AND COMMON STOCK RECEIVED UPON EXERCISE:

    (a) STOCK OPTION AGREEMENT. Options awarded to participants under the Plan shall be evidenced by a stock option agreement (the "Agreement"). Each Agreement shall designate the number of shares of Common Stock to be acquired by the participant upon exercise of the stock option and the price per share at which the option may be exercised, subject to any adjustment as provided herein. Each Agreement shall be executed by the Corporation and by the participant, shall be binding upon each of them, and may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together constitute one and the same agreement.

    (b) RESTRICTION ON EXERCISE: The stock options granted hereunder may not be exercised if the issuance of the Common Stock upon such exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of any stock option granted hereunder, the Corporation may require the participant to make any representation and warranty to the Corporation as may be required or advisable under any applicable law or regulation.

    (c) RESTRICTED STOCK. If the shares of Common Stock that will be received upon the exercise of stock options granted under the Plan have not been registered under the Securities Act of 1933 or any applicable state securities laws they will be restricted stock. The certificates representing such shares of Common Stock will bear the following legend:

    THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ISSUED PURSUANT TO EXCEPTIONS UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF SUCH ACT.

10. COMPLIANCE WITH LAWS AND REGULATIONS:

    The grant, holding and vesting of all options under the Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Committee, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Common Stock is traded. The Corporation may withhold or require payment for income and/or employment taxes as required by law.

11. AMENDMENT OF THE PLAN:

    The Plan may be amended by the Board of Directors; however, no amendment to the Plan materially increasing the benefits accruing to participants or materially increasing the number of shares of Common Stock that may be issued upon the exercise or surrender of stock options under the Plan (except adjustments pursuant to Section 6) or materially modifying any requirements as to eligibility for participation in the Plan shall be effective unless approved by the stockholders of the Corporation. No amendment shall become effective without the prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3 of the Exchange Act.

12. MISCELLANEOUS:

    (a) EXPENSES. The Corporation shall bear all expenses and costs in connection with the administration of the Plan.

    (b) DESIGNATION OF BENEFICIARIES. A participant may designate a beneficiary to receive any distribution under the Plan upon his or her death.

    (c) APPLICABLE LAW. The validity, interpretation and administration of this Plan and any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of laws provisions thereof.

    (d) HEADINGS. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

    (e) NOTICES. All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

    (f) FEDERAL SECURITIES LAW REQUIREMENT. Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 to qualify the award for any exception from the provisions of Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

                 (This page has been left blank intentionally.)

                                 F&M BANCORP

                       ANNUAL MEETING OF STOCKHOLDERS

                          Tuesday, April 20, 1999
                                 10:00 a.m.

                          Corporate Headquarters
                         110 Thomas Johnson Drive
                            Frederick, MD 21702


[LOGO]   F&M Bancorp
         110 Thomas Johnson Drive
         Frederick, MD 21702                                           proxy
----------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 20, 1999 at 10:00 a.m.

The shares of stock you hold will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, and 3.

By signing the proxy, you revoke all prior proxies and appoint Faye E. Cannon, David R. Stauffer, and Alice E. Stonebreaker, or any two of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                    SEE REVERSE FOR VOTING INSTRUCTIONS.

                                  [LOGO]


                            Please detach here


         The Board of Directors Recommends a Vote FOR Items 1, 2 AND 3.

1. Election of directors:  01 John D. Brunk    04 Donald R. Hull          / / Vote FOR      / / Vote WITHHELD
                           02 Faye E. Cannon   05 H. Deets Warfield, Jr.      all nominees      from all nominees
                           03 Eric E. Glass
                                                                          -----------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the name(s) of the nominee(s) in the box provided to the right.)
                                                                          -----------------------------------------

2. Proposed F&M Bancorp 1999 Employee Stock Option Plan                   / / For     / / Against    / / Abstain

3. Proposed F&M Bancorp 1999 Stock Option Plan for Non-Employee Directors / / For     / / Against    / / Abstain


THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL AND IN THE BEST DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS.

ADDRESS CHANGE? Check Box  / /              Date ______________________________
Indicate changes below:

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                                          Signature(s) in Box
                                          Please sign exactly as your name(s)
                                          appear on Proxy. If held in joint
                                          tenancy, all persons must sign.
                                          Trustees, administrators, etc. should
                                          include title and authority.
                                          Corporations should provide full name
                                          of corporation and title of authorized
                                          officer signing the proxy.